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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------


         Date of Report (Date of earliest event reported): November 6, 2000

                                AFFYMETRIX, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

    DELAWARE                    0-28218                         77-0319159
------------------       ------------------------          --------------------
(State of                (Commission File Number)            (IRS Employer
incorporation)                                             Identification No.)

        3380 Central Expressway, Santa Clara, California         95051
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           (Address of principal executive offices)            (Zip Code)

                                 (408) 731-5000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
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          (Former name or former address, if changed since last report)



Items 1-4.

          Not Applicable.

Item 5.   OTHER EVENTS.

On November 6, 2000, the United States District Court for the District of Delaware issued an order construing terms in certain of the patent claims at issue following a Markman hearing in Oxford Gene Technology Limited's ("OGT") patent infringement case against Affymetrix, Inc.(the "Company"). The first phase of the trial in this case began on November 6, 2000 on the issue of whether the Company infringed or willfully infringed OGT's U.S. Patent No. 5,700,637. The infringement/willful infringement phase of the trial is expected to be completed on or about November 8, 2000 and a jury verdict on this phase would be expected to be forthcoming shortly thereafter. The court has indicated that, if necessary, issues relating to the Company's defenses and damages will be heard at a future date to be determined by the court. The defenses to be tried include invalidity (prior art and non enablement), patent misuse, and unenforceability as a result of antitrust violations.

In view of the U.K. Court of Appeal's unanimous decision on November 2, 2000 that the Company's purchase of the Beckman Coulter microarray business transferred a license to the "Southern Patents" to the Company, to the extent that the Company

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is found to have infringed or willfully infringed the `637 patent and to the extent that none of its defenses are upheld, then the Company may be obligated to make additional payments to OGT relating to the Company's activities prior to the effective time of the license.

All statements in this current report that are not historical are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act as amended, including statements regarding the Company's "expectations," "beliefs," "hopes," "intentions," "strategies" or the like. Such statements are subject to risks and uncertainties that could cause actual results to differ materially for the Company from those projected, including, but not limited to, uncertainties relating to technological approaches, product development, manufacturing, market acceptance, personnel retention, equity dilution, uncertainties related to the ability to realize benefits from acquisitions, uncertainties related to cost and pricing of the Company's products, dependence on collaborative partners, uncertainties relating to sole source suppliers, uncertainties relating to FDA and other regulatory approvals, competition, risks relating to intellectual property of others and the uncertainties of patent protection and litigation. These and other risk factors are discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and other SEC reports, including its Quarterly Reports on Form 10-Q for subsequent quarterly periods. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based.


Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          Not Applicable.



Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits


Item 8.   CHANGE IN FISCAL YEAR.

          Not Applicable.

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          Not Applicable.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AFFYMETRIX, INC.

                                    By:  /s/ VERN NORVIEL
                                       -------------------------------------
                                       Name:  Vern Norviel
                                       Title: Senior Vice President, General
                                              Counsel and Secretary

Date: November 7, 2000